UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 8, 2007

Date of Report (date of earliest event reported)

CUTERA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-50644	77-0470324
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3240 Bayshore Blvd.

Brisbane, California 94005

(Address of principal executive offices)

(415) 657-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change in Compensation of Named Executive Officers

Upon the recommendations from the Compensation Committee of our Board of Directors, following the June 8, 2007 meeting of our Board of Directors, the annual compensation for our Executive Officers was amended as follows, effective June 1, 2007:

Name	Position	Salary (1)	Bonus Participation (2)	Total Target Cash Compensation (1)(3)		Stock Option Grants – Shares (5)
Kevin P. Connors	President and Chief Executive Officer	$420.0	60%	$705.6		40,000
Ronald J. Santilli	Executive Vice President and Chief Financial Officer	$290.0	45%	$443.7		22,000
David A. Gollnick	Executive Vice President of Research and Development	$250.0	35%	$357.5		14,000
John J. Connors	Executive Vice President of Worldwide Sales and Marketing	$165.0	7.5%	$410.3	(4)	19,000

(1)	All dollar values in thousands of dollars.
(2)	Bonus amounts are calculated as a percentage of salary. Bonus amounts do not include participation in an additional discretionary profit-sharing plan of approximately 8% of salary.
(3)	The amount represents the target for total cash compensation, including salary, and participation in a bonus program and a discretionary profit-sharing plan.
(4)	Amount includes sales commission payments based on a target amount under a sales commission incentive plan.
(5)

The stock options fully vest four years from the vesting commencement date of June 1, 2007, with 12/48th of the shares vesting on June 1, 2008 and an additional 1/48th of the shares vesting each month thereafter.

Change in Compensation of Directors

Upon the recommendations from the Compensation Committee of our Board of Directors, following the June 8, 2007 meeting of our Board of Directors, compensation for our non-employee directors was amended as follows, effective June 1, 2007:

Position	Annual Retainer (1)(2)	Stock Option Grants – Shares
General Member	$25.0	Initial: 10,000 Annual: 5,000	(3) (4)
Compensation Committee
Chair	$10.0	N/A
Member	$4.0	N/A
Audit Committee
Chair	$17.0	N/A
Member	$6.5	N/A

(1)	All dollar values in thousands of dollars.

(2)	In addition to the annual retainers, directors will each receive $1,000 for each meeting attended in a calendar year that exceeds seven regular board meetings, nine Audit Committee meetings and five Compensation Committee meetings. Otherwise, directors will not receive any additional fees for attending meetings.
(3)	The Initial Option Grants fully vest three years from the grant date, with 1/3 of the shares vesting each anniversary.
(4)	The Annual Option Grants fully vest one year from the date of grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTERA, INC.

By:	/s/ Ronald J. Santilli
Ronald J. Santilli
Executive Vice President and Chief Financial Officer

Date: June 14, 2007